UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 16, 2009
Online Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Chantilly, Virginia	20151

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	703-653-3100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
In a letter dated and sent January 16, 2009, the elected Directors of Online Resources Corporation responded to a letter addressed to these Directors from a shareholder, Tennenbaum Capital Partners. This letter from the Directors appears as Exhibit 99.1 to this Form 8-K. The Tennenbaum Capital Partners’ letter is appended to its Schedule 13D/A which was filed with the Securities and Exchange Commission on December 23, 2008.
Item 9.01 Financial Statements and Exhibits.

(d) Ex. 99.1	Letter to Tennenbaum Capital Partners

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

January 16, 2009	By:	Catherine A. Graham

Name: Catherine A. Graham
Title: Executive Vice President, Chief Financial Officer
and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Letter to Tennenbaum Capital Partners